Business Update Joey Wat | President & Chief Operating Officer, Yum China Johnson Huang | General Manager of KFC, Yum China

Forward-Looking Statements. Our presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “will,” “should,” “forecast,” “outlook” or similar terminology. These statements are based on current estimates and assumptions made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors that we believe are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct. Forward-looking statements include, without limitation, statements regarding the future business plans, earnings and performance of Yum China including all targets, statements regarding future dividends, anticipated effects of population and macroeconomic trends and the capital structure of Yum China, statement regarding the anticipated effects of our digital and delivery capabilities on growth, and beliefs regarding the long-term drivers of Yum China’s business. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks and uncertainties that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or assumptions will be achieved. The forward-looking statements included on our presentation are only made as of the date indicated on the relevant materials, and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results to differ materially from those expressed or implied by forward-looking statements, including, without limitation: whether we are able to achieve development goals at the times and in the amounts currently anticipated, if at all, the success of our marketing campaigns and product innovation, our ability to maintain food safety and quality control systems, our ability to control costs and expenses, including tax costs, as well as changes in political, economic and regulatory conditions in China. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K) for additional detail about factors that could affect our financial and other results. Market and Industry Data. Unless we indicate otherwise, we base the information concerning our industry contained on this presentation on our general knowledge of and expectations concerning the industry. Our market position and market share is based on our estimates using data from various industry sources and assumptions that we believe to be reasonable based on our knowledge of the industry. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. Trademarks, logos, service marks, materials, designs and other intellectual property used in this presentation are owned by Yum China Holdings, Inc. and its affiliates, or their use has been officially authorized by their respective owners. This presentation also may refer to brand names, trademarks, service marks and trade names of other companies and organizations, and these brand names, trademarks, service marks and trade names are the property of their respective owners. Non-GAAP Measures. Our presentation includes certain non-GAAP financial measures. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are included on our presentation where indicated. Investors are urged to consider carefully the comparable GAAP measures and reconciliations. Cautionary Language Regarding Forward-Looking Statements

Business Overview by Joey Wat Pizza Hut Update by Joey Wat KFC Update by Johnson Huang Agenda

Food Services Value For Money Understanding evolving consumer needs is fundamental to YUMC’s success

Source: Mckinsey & Company (2012) Urban households annual income growth trend 2000 2010 2020 147 226 328 Women’s share of the labor force (%) High labor force participation rate and women’s share of labor force India Mexico Philippines Argentina South Korea Japan Europe United States Canada Australia Brazil China Total labor force participation rate (%) Year Household Number(Mil.) 20.4 Affluent (>$34k) Mainstream ($16-$34k) Value ($6-16k) Poor (<$6k) 26.6 1.2 -3.8 CAGR % Percent Urban middle class is the fastest growing segment in China. High labor force participation drive consumption growth Source: U.S. Bureau of Labor Statistics (2010)

Catering industry is still growing at double digits in China, driven by O2O food delivery (at >50% CAGR) in the past two years Source: National Bureau of Statistics, iResearch estimates (2016) Catering Industry Annual Sales O2O Food Delivery Sales Market kick-off 2015-18e CAGR =51%

China’s restaurant sector is highly fragmented, and prospects for chain restaurants remain promising Source: Euromonitor (2016), Citi Research

World class shared services Scalability Key success factors for YUMC Food! Food! Food! Lifestyle Culture & talent Attractive unit economics Replicable development model Infrastructure Scale Loyalty Operation

Customer Satisfaction Employee Engagement Shareholder Value + = Employee engagement and customer satisfaction are keys to building shareholder value in the long term

FAIR 公平 CARE 关心 PRIDE 自豪 Employee engagement is centered around three principles 我们遵循三个原则为员工代言

Pizza Hut Business Update Joey Wat | President & COO of Yum China Pizza Hut Update by Joey Wat

Pizza Hut is the largest western CDR in China 1st store opened in Beijing in 1990 Over 80 million pizzas served annually “Most Preferred Western Casual Dining Restaurant” – Nielson (2016)

Successfully expanded to over 2,100 stores in 475 cities Averaging ~80 stores a year over its 27 year history 1,770 373 Pizza Hut Home Service (PHHS) Pizza Hut Casual Dining (PHDI) Note, from 2008 ~ 2013 exclude Pizza Home Express

Sales stabilized in the past few quarters, focus now is on revitalization of the Brand Same-store sales growth (y/y) 1 System sales growth (y/y) 1 1Stated in constant currency basis

Biggest challenge of the brand is being outdated Pizza Hut in 2017 “暖男备胎” “My Reliable Backup Boyfriend”

Four levers to turn strategy into execution I. Fix Fundamentals II. Enhance Digital Capabilities IV. Experiment New Models III. Optimize Delivery Network Product innovation & update Menu rationalization Service and engagement New super APP launch Member privilege upgrade Store image upgrade Bistro model roll-out Pizza Hut delivery platform integration

Series of new products to bring excitement and value I

Thin, Chewy, Trendy, and Flavorful New October menu features innovative & healthy products I Italian Thin Pizza Roasted Vegetables Flavorful and Healthy

With a relaxing ordering experience and simplified menus 14_84 18_84 I

Durian Player, Play with FUN Creative and fun content through diverse channels I

Celebrity endorsements to revamp brand image I

Increasing outreach to other key customer groups Build kids market Interact with students I

Operational focus on improving customer service Enable digital experience Engage with customers Simplify service process Improve management & crew retention I

A win and scale approach to fix fundamentals I “Scale” – Roll-out “Win” – Pilot

上海佛罗伦萨餐厅 Many tests conducted in the pilot stores I

Super App as a platform for a full digital ecosystem. Over 3 million downloads in 2 months K-gold Delivery Member’s Day Exclusive offer Gift Card I I Member count at 30mn by Aug 2017

Pizza Hut is catching up with rapid growth in membership and digital payments I I Members Mobile payment Mobile payment as % of company sales Loyalty member count Member sales Member sales % of system sales